Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

21.1. Dividend

On February 3, 2016, Ardmore announced that its Board of Directors declared a cash dividend of $0.13 per share for the quarter ended December 31, 2015. The cash dividend was paid on March 1, 2016 to all shareholders of record on February 16, 2016.

21.2. Refinancing

During the first quarter of 2016, Ardmore completed a refinancing of substantially all outstanding debt.
The first facility consists of $213 million of funded debt from ABN AMRO and DVB Bank, including an incremental commitment of $20 million to fund future acquisitions. The second facility consists of $151 million of funded debt from Nordea Bank and SEB. The third facility consists of $64 million of funded debt from Credit Agricole Corporate and Investment Bank, comprising $39 million to refinance two existing vessels, plus a $25 million commitment for additional financing.
The covenants and other conditions on all facilities are consistent with those of the Company’s prior credit facilities.
In line with GAAP, the current versus non-current classification of long term debt at the balance sheet date has been amended to consider the payments under the refinanced debt. This resulted in a reclassification from current liabilities to non-current liabilities of $8.8 million.

21.3 Repurchase of common stock

In line with the approved share repurchase plan Ardmore repurchased 366,347 shares for a weighted average price of $8.20 per share (including fees and commission of $0.03 per share), amounting to $3.0 million since December 31, 2015.